As filed with the Securities and Exchange Commission on August 19, 2005

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                                                  1933 Act File No. 333-113978
                                                   1940 Act File No. 811-21539


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement.
[ ] Confidential, for use of the Commission only (as permitted by
    Rule 14a-6(e)(2)).
[ ] Definitive proxy statement.
[X] Definitive additional materials.
[ ] Soliciting material pursuant to Section 240.14a-12


            FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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            FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II

           FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND

                     FIRST TRUST VALUE LINE(R) DIVIDEND FUND

                  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/
                        UTILITIES DIVIDEND & INCOME FUND



                              1001 Warrenville Road
                                     Suite 300
                              Lisle, Illinois 60532




                                 August 16, 2005





Dear Shareholder:

         You recently received a Notice of Joint Annual Meetings of Shareholders and Joint Proxy Statement ("Joint Proxy Statement") and Proxy card with respect to your shares of beneficial interest in First Trust/Four Corners Senior Floating Rate Income Fund II (the "Fund"). As a holder of the Fund's common shares of beneficial interest, you are entitled to vote for the election of three of the Fund's Trustees, as properly described in the Joint Proxy Statement you received. However, the Proxy card that accompanied the Joint Proxy Statement incorrectly indicated that you were entitled to vote for all five of the Fund's Trustees.

         Enclosed herewith is a corrected Proxy card for you to use in voting for Trustees of the Fund. Please discard the Proxy card you received with the Joint Proxy Statement. Of course you may, if you desire, attend the meeting of shareholders of the Fund and vote your shares in person.

         Should you have any questions regarding the foregoing, please contact the undersigned at (630) 241-8798.

                                  Sincerely,

                                  FIRST TRUST/FOUR CORNERS FLOATING
                                  RATE INCOME FUND II




                                  By:  /s/ W. Scott Jardine
                                       ---------------------------
                                       W. Scott Jardine, Secretary
WSJ/sks
Enclosure